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SECURITIES AND EXCHANGE COMMISSION
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TITAN MACHINERY INC.
(Name of Registrant as Specified in its Charter)

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The following press release was issued by Titan Machinery Inc. on May 11, 2020.

Titan Machinery Inc. Announces New Date and Virtual-Only Format for Annual Meeting of Stockholders

West Fargo, ND – May 11, 2020 – Titan Machinery Inc. (Nasdaq: TITN), a leading network of full-service agricultural and construction equipment stores, today announced a new date and use of a virtual-only format for the 2020 Annual Meeting of Stockholders.

As the coronavirus (COVID-19) has continued to spread, Titan Machinery has a heightened awareness of, and appreciation for, our global network of stockholders, customers and employees that may be affected by this pandemic. After careful consideration, Titan Machinery has decided to forego the in-person Annual Meeting that was to be held at the Crowne Plaza West, 3131 Campus Drive, Plymouth, Minnesota in favor of a virtual only Annual Meeting. We believe that this change is in the best interests of our stockholders', directors' and employees' health, particularly in light of the latest information and advice regarding the spread of the coronavirus.

The Annual Meeting date and time has changed to June 8, 2020 at 2:00 pm Central Daylight time. You will be able to participate in the Annual Meeting, vote your shares electronically and submit your questions during the live webcast of the meeting by visiting www.virtualshareholdermeeting.com/TITN2020 and entering your 16-digit control number found within your proxy materials.

Your vote is important to us. Whether or not you plan to participate in the live webcast of our Annual Meeting, we hope you will vote as soon as possible. Voting now at www.proxyvote.com will ensure your representation at the Annual Meeting regardless of whether you participate in our live webcast. If you have already voted, there is no need to vote again unless you wish to change your vote. Please note that due to the change in the date of our Annual Meeting, if you are voting in advance, we must receive your vote using one of the methods described in the proxy materials by 11:59 p.m. Eastern Time on June 7, 2020, rather than the date specified in the proxy materials.

Our first priority is always the well-being of our stockholders, customers and employees. Our thoughts are with those already impacted and our gratitude is with the many on the front lines of confronting this public health crisis. We look forward to your participation at our virtual Annual Meeting.

Important Notice Regarding Titan Machinery Inc.

The following Notice amends and supplements the proxy statement of Titan Machinery Inc. (the "Company"), including the notice of meeting, dated April 24, 2020 and made available to the Company' s stockholders in connection with the Company's 2020 Annual Meeting of Stockholders to be held on June 8, 2020. The following notice is being made available to the Company's stockholders on or about May 11, 2020 and should be read in conjunction with the proxy statement.

TITAN MACHINERY INC.
NOTICE OF CHANGE OF LOCATION, TIME, AND DATE
OF ANNUAL MEETING OF STOCKHOLDERS

Dear Stockholder:

Due to the ongoing public health threat of the coronavirus pandemic (COVID-19), and to support the health and well-being of our stockholders, employees, directors, and communities, NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (the "Annual Meeting") of Titan Machinery Inc. (the "Company") will be held by in a virtual meeting format only and the time and date of the Annual Meeting are changed. The revised Annual Meeting time and date are as follows: **2:00 p.m. Central Time, June 8, 2020.**

To attend the Annual Meeting online, simply go to the virtual meeting website at www.virtualshareholdermeeting.com/TITN2020. There will be no physical meeting, and you will not be able to attend the Annual Meeting in person. You can also access the meeting link directly from our website at www.titanmachinery.com under the "Investor" tab and then go to the "Events and Presentation" page. In order to be admitted to the Annual Meeting, you will need to enter the control number found on your proxy card, voting instruction form or notice you previously received. You may vote during the Annual Meeting by following the instructions that will be available on the virtual meeting website during the Annual Meeting.

Stockholders participating in the Annual Meeting may ask questions at the Annual Meeting in accordance with the rules of conduct that will be made available at the virtual meeting site.

Whether or not you plan to attend the virtual Annual Meeting, we urge you to vote and submit your proxy in advance of the Annual Meeting by one of the methods described in the proxy materials. If you have already voted, your vote is still effective, and it will be cast in accordance with your instructions by one of the duly appointed proxies at the Annual Meeting. The proxy card, voting instruction form or notice included with the previously distributed proxy materials may continue to be used to vote your shares in connection with the Annual Meeting. Please note that due to the change in the date of our Annual Meeting, if you are voting in advance, we must receive your vote using one of the methods described in the proxy materials by 11:59 p.m. Eastern Time on June 7, 2020, rather than the date specified in the proxy materials.

As described in the previously distributed proxy materials for the Annual Meeting, you are entitled to participate in the Annual Meeting if you were a stockholder as of the close of business on April 13, 2020, the record date, or hold a legal proxy for the Annual Meeting provided by your bank, broker or nominee.

Help and technical support for accessing and participating in the virtual meeting is available before the Annual Meeting by calling 1-800-586-1548 (US) or 1-303-562-9288 (International). Online registration will begin 15 minutes before the Annual Meeting to allow ample time for check-in.

By Order of the Board of Directors,

David J. Meyer
CEO

May 11, 2020